Exhibit 99.1
DRAFT CONFIDENTIAL MBF Healthcare Acquisition Corp. Acquisition of Critical Homecare Solutions June 24, 2008 Healthcare Acquisition Corp.

Forward Looking Statements This presentation may include statements regarding anticipated and future developments that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those contained in forward-looking statements due to a number of factors including the risk factors detailed in our filings with the Securities and Exchange Commission. Additionally, market data included in this presentation reflects Company estimates unless otherwise indicated. Our financial guidance is as of the date indicated and MBF Healthcare Acquisition Corp. ("MBH") and Critical Homecare Solutions Holdings, Inc. ("CHS" and together with MBH, the "Company") undertake no obligation to revise or update any such forward-looking statements or Company estimates to reflect events or circumstances after such date, or after the date of this presentation. Without limiting the foregoing, the inclusion of the financial projections in this presentation should not be regarded as an indication that CHS' or MBH's boards of directors or any other recipient of the information considered, or now considers, them to be a reliable prediction of the future results. The financial projections were not prepared with a view towards public disclosure or with a view to complying with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information or with U.S. generally accepted accounting principles. Neither CHS' or MBH's independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the financial projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability. Although the financial projections were prepared based on assumptions and estimates that the Company's management believes are reasonable, the Company provides no assurance that the assumptions made in preparing the financial projections will prove accurate or that actual results will be consistent with these financial projections. Projections of this type involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved. Healthcare Acquisition Corp.

Agenda Executive Summary Overview of Critical Homecare Solutions Financial Overview Summary Questions & Answers Healthcare Acquisition Corp.

I. Executive Summary

Additional Information & Participants in Solicitation Additional Information and Where to Find It On June 3, 2008, MBH filed an amended preliminary proxy statement concerning the proposed transaction, which is subject to review by the Securities and Exchange Commission. MBH stockholders and other interested persons are urged to read the proxy statement and other relevant materials when they become available as they will contain important information about MBH, CHS and the proposed transaction. Such persons can also read MBH's final prospectus dated April 17, 2007, for a description of the security holdings of the MBH officers and directors and their respective interests in the successful consummation of the proposed transaction. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the proposed transaction. MBH stockholders will be able to obtain a free copy of the definitive proxy statement through the SEC's internet website (http://www.sec.gov). Copies of the proxy statement can also be obtained, without charge, by directing a request to MBF Healthcare Acquisition Corp., 121 Alhambra Plaza, Suite 1100, Coral Gables, FL 33134. Participants in Solicitation MBH and its directors and executive officers and CHS and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of MBH stock in respect of the proposed transaction. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement relating to the proposed transaction and MBH's Annual Report on Form 10-K for its fiscal year ended December 31, 2007 when they become available. Healthcare Acquisition Corp.

CHS Investment Considerations Healthcare Acquisition Corp. Founded in 2006 by five senior homecare executives with over 100 years of combined healthcare experience Phenomenal growth from inception with pro forma revenue quadrupling to $203.4mm in 2007 from $49.8mm in 2006 20% same store pre-corporate EBITDA(1) (CAGR 2005 to 2007) Business successfully operated and high margins sustained, while pursuing acquisition growth strategy Well positioned as a consolidator in extremely fragmented $5.5 billion infusion therapy market Experienced management team in acquiring and consolidating homecare companies with over 70 homecare acquisitions in the last 13 years Note: 1 EBITDA excludes stock options expense

CHS Executive Management Team Members 15 51 210 79 110 243 137 158 247 120 120 120 170 170 170 200 200 200 Healthcare Acquisition Corp.

Why Home Infusion? 15 51 210 79 110 243 137 158 247 120 120 120 170 170 170 200 200 200 Healthcare Acquisition Corp. All payors seek the most cost effective quality settings, which includes home based community care

II. Overview of Critical Homecare Solutions

Healthcare Acquisition Corp. Overview of Critical Homecare Solutions Local business model serving 16,000 patients with 450 payor relationships Note: 1 Pro forma numbers reflect the acquisitions completed through December 31, 2007 as if they had been completed as of January 1, 2007. Wilcox acquisition is not included for Q1 2008A financial results. Infusion Therapy

Evolution of Critical Homecare Solutions Founded in August 2006, CHS has become one of the largest home infusion players Incorporated in Delaware on August 8, 2006 Started operations with the acquisitions of Specialty Pharma and New England Home Therapies Demonstrated ability to integrate both large and small providers August 2007 July 2007 June 2007 March 2007 January 2007 September 2006 Evolution of CHS New England Home Therapies Specialty Pharma Deaconess Enterprises Infusion Solutions Infusion Partners of Melbourne Applied Health Care Infusion Partners of Brunswick East Goshen Pharmacy Healthcare Acquisition Corp. April 2008 Wilcox Pharmacy End of 2007: IPO Process

Prescription Reimbursement Services Information & Services Home Infusion Overview 15 51 210 79 110 243 137 158 247 120 120 120 170 170 170 200 200 200 Healthcare Acquisition Corp. Home infusion therapy includes subcutaneous, intravenous and epidural administration of medications for treatment of a broad range of medical conditions Home infusion services in a patient's home or in an ambulatory infusion centers In-home delivery of pharmaceuticals 24-hour nursing and pharmacy availability Patient consultations, education and training Reimbursement, billing and collection services Monitoring treatment plans and progress reports to physicians and managed care organizations Biomedical services for equipment Physician Home Infusion Company Manufacturer / Distributor Patient Payor Reimbursement Disease Management Drug Monitoring & Reporting Drug Delivery / Clinical Services Services Industry Framework

Home Infusion Market CHS is one of the 4 largest providers in highly fragmented space and the largest privately owned provider Of the 75% "Others" category listed below, approximately 15% have revenues greater than $20mm1 Industry Dynamics Highly Fragmented Market1, 2 Consolidation opportunity Scarcity of infusion platform with scale Top infusion industry providers recently acquired Option Care / Walgreens Coram / Apria Critical Care Systems / MedCo Top providers under definitive acquisition agreements CuraScript / Walgreens - 6/10/08 Apria / Blackstone Group affiliate - 6/18/08 Others 0.75 Coram/Apria 0.1 Option Care 0.06 Critical Care Systems 0.05 Critical Homecare Solutions 0.04 $5-$6B 1 Wall Street estimates and company estimates 2 Comprised of approximately 1,200 US providers; small, individually-owned or closely-held local operations to hospital-based providers and national providers 3 Apria completed purchase of Coram on December 3, 2007 4 Walgreens completed purchase of Option Care on August 20, 2007 5 Medco announced acquisition of Critical Care Systems on November 1, 2007 Healthcare Acquisition Corp.

Market Opportunities Why is the infusion industry the right fit? Fragmented industry (75% independently owned) Favorable industry organic growth rates (6%-7% annually) Favorable, diversified payor mix Managed care (70% of IV mix) Medicare (18% of IV mix) Industry: 60%-65% Managed care, 12%-17% Medicare1 Medicare infusion drug coverage opportunity H.R. 2567 (44 co-sponsors) Provides coverage for home infusion therapies One of the only markets where Medicare is a potential positive Market expansion with Medicare Advantage plans Only 17% of beneficiaries enrolled Pipeline of infused or injectable drugs for over 400 therapies Value proposition to all payors and patients $1B expansion opportunity if care setting is changed to home1 Source: Morrison Informatics Study of June 2007 (Cost of administering Vancomycin 1gm IV q12h) Healthcare Acquisition Corp. Total Daily Cost of Treatment Percent Savings with Home Care Home Care 73 Outpatient 126 0.42 SNF 240 0.7 Hospital 1263 0.94 Note: 1 Per company estimates

Attractive Payor Mix Consolidated Payor Mix Home Infusion Payor Mix Managed Care 0.51 Medicare 0.29 Medicaid 0.2 Managed Care 0.72 Medicare 0.17 Medicaid 0.11 Healthcare Acquisition Corp. Attractive payor mix with approximately 450 payor relationships Relationships with approximately 450 payors, including insurers, managed care organizations and government payors No single managed care payor represents more than 8% of infusion revenue

Organic Growth Strategy Focus on High Value Infusion Therapies Anti-infective Therapy, Total Parenteral Nutrition, and Enteral Nutrition (Tier I) 53% of infusion business comprised of these three therapies Continued improvement and focus on the Tier I therapy mix Market share gains achieved at the local level Relationship business with referral sources Leverage payor relationships to regional / national Synergy gains with new acquisitions Over 450 payors Customize care to local market and demands Homecare is a local business given the industry's highly fragmented provider base Target Local and Regional Sources Operate Local Clinical Model Expand Payor Relationships Healthcare Acquisition Corp.

Acquisition Growth Strategy Healthcare Acquisition Corp. Continue to execute on highly successful business strategy that emphasizes acquisition growth Consistently apply disciplined approach to each opportunity Acquire leading independent home infusion providers in contiguous and other strategic markets Efficiently integrate targets into operations Leverage purchasing scale Increase productivity with CPR & MIS platform Adopt target's best practices to realize additional operational efficiencies Acquire 4-6 targets per year 75% of industry comprised of independents

Highlights of Acquisition Capabilities Deal sourcing Overall industry contacts, knowledge of competitive landscape and premier providers 5 of first 9 deals, CHS was the only buyer Acquisition criteria Location Product and payor mix Size Local management Quality of receivables Growth opportunities Due diligence effort Detailed work plan covering areas such as risk management, compliance, finance, accounts receivable, clinical, regulatory, operations, reimbursement controls, contracts, insurance, etc. Healthcare Acquisition Corp. Known as the preferred industry consolidator

Attractive Expansion Opportunities Target Markets Target leading home infusion providers located in attractive markets adjacent to existing businesses Approximately 2/3 of the industry's expansion opportunities lie in existing presence and targeted growth areas Existing presence Growth areas Existing presence with expansion opportunities Growth areas with scale Healthcare Acquisition Corp.

Current Acquisition Pipeline Deep pipeline of attractive acquisitions opportunities Goal to close four to six deals per year Healthcare Acquisition Corp.

III. Financial Overview

Strong Financial Performance Achieved strong growth and profitability through the successful implementation of its business strategy Pro Forma Revenue1 ($ millions) Pro Forma Pre-Corporate EBITDA1,2,3 ($ millions) Pro forma for all acquisitions completed through 12/31/07; EBITDA excludes stock options expense Excludes $0.4 million and $4.6 million of corporate charges in 2006 and 2007, respectively Figures inside columns represent pro forma adjusted EBITDA margins 1st Qtr 2005A 173 2006A 188 PF 2007A 203 CAGR 8.4% 1st Qtr 2005A 29 2006A 36 PF 2007A 41 CAGR 19.9% 16.6% 19.3% 20.3% Healthcare Acquisition Corp.

1st Qtr CHS 0.18 Option Care 0.061 Coram 0.0252 Critical Care Systems 0.076 EBITDA Margin Strong Operating Performance Notes: 1 Twelve months ended 12/31/07; post-corporate EBITDA Q1 2008A at 18.6% 2 Six months ended 06/30/07 3 Apria purchased Coram for ~$350 million, approximately 0.7x Coram's 2007E revenue and 15.5x its run-rate EBITDA without synergies; Wall Street Research; EBITDA margin for the nine months ended 9/30/07 4 Management projections for 2007E 1 2 Healthcare Acquisition Corp. 4 Relative to the comparable companies, EBITDA margins are higher due to concentration on high margin infusion products Management believes these EBITDA margins are sustainable 3 1

Financial Summary 1 The pro forma income statements reflect each acquisition as if it had been completed as of January 1, 2005. EBITDA, as referenced above, represents as adjusted EBITDA. Pro forma adjustments in the related determination have been determined in accordance with the definition provided by the Company's first and second lien secured creditors less the write off of certain stock issuance costs, and may not conform to the SEC's regulations regarding pro forma adjustments Healthcare Acquisition Corp.

Estimated Sources and Uses $ in millions Source: Company filings and Company Management Note: Estimated sources and uses as of February 7, 2008. Estimated SPAC equity excludes unrestricted cash on the balance sheet at close Healthcare Acquisition Corp. Capital structure designed to accommodate the Company's acquisition strategy Future acquisitions funded by: - Free cash flow - $20mm first lien delayed draw term loan - $25mm first lien revolver Assumes 100% approval

IV. Summary

Investment Highlights Healthcare Acquisition Corp.

V. Questions & Answers